UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2006

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On November 8, 2006, Meade Instruments Corp. (the "Company") filed a Current Report on Form 8-K (the "Initial Current Report") with the Securities and Exchange Commission (the "SEC") reporting that the Company had entered into a Buyer’s Agency Agreement with Three Sixty Sourcing Ltd. (the "Agreement"). This Current Report amends Item 1.01 of the Initial Current Report to append a new sentence to the end of the first paragraph referencing the Agreement filed as an exhibit to this Current Report. The remainder of the Initial Current Report has not been modified.

On November 2, 2006, the Company and Three Sixty Sourcing Ltd., a Hong Kong corporation ("360"), entered into the Agreement. The following summary of the Agreement is qualified in its entirety by reference to the text of the Agreement, a copy of which is included herewith as Exhibit 10.84 to this report and is incorporated herein by reference.

Pursuant to the terms and conditions of the Agreement, 360 will provide exclusive services to the Company for certain product ranges and distribution channels. In connection therewith, 360 will provide the Company with assistance for virtually all aspects of its exclusive sourcing in China; including, without limitation, identification and management of Chinese suppliers, quality control and assurance, logistics services, business development support, and administrative services. The initial term of the Agreement will be from November 2, 2006 through December 31, 2008, and will be subject to automatic one-year renewal periods unless either party provides 180 days notice of its intention not to renew the Agreement. As consideration for 360’s services and depending on certain events, the Company will pay to 360 a commission as set forth in the Agreement. In the event of termination, the Company may be required to continue to pay 360 a commission for a certain time period as set forth in the Agreement depending on the circumstances of the termination.

Item 9.01 Financial Statements and Exhibits.

On November 8, 2006, the Company filed the Initial Current Report with the SEC reporting that the Company had entered into the Agreement. This Current Report includes the Agreement as a new Item 9.01. The remainder of the Initial Current Report has not been modified.

(d) Exhibits.
The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

November 17, 2006	By:	Brent W. Christensen

Name: Brent W. Christensen
Title: Senior Vice President - Finance & CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

10.84	Buyer's Agency Agreement, dated as of November 2, 2006, by and between Meade Instruments Corp., a Delaware corporation., and ThreeSixty Sourcing Ltd., a Hong Kong corporation.